UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2014

Omnicare, Inc.

(Exact name of Registrant as specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation or Organization)

1-8269	31-1001351
(Commission File Number)	(I.R.S. Employer Identification No.)

900 Omnicare Center 201 East 4th Street Cincinnati, Ohio 45202
(Address of Principal Executive Offices, Including Zip Code)

(513) 719-2600
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.
On November 20, 2014, Omnicare, Inc. (the “Company”) entered into a Pharmaceutical Prime Vendor Agreement (the “Agreement”) with McKesson Corporation (“McKesson”), effective as of January 1, 2015, which expands the Company’s relationship with McKesson to include the sourcing and distribution of both branded and generic pharmaceuticals.
The expanded Agreement will replace the Company’s existing Prime Vendor Agreement for Pharmaceuticals with McKesson, dated as of July 27, 2010, as amended, pursuant to which the Company has purchased branded pharmaceuticals. As part of the expanded Agreement, McKesson will also assume responsibility for the sourcing and distribution of generic pharmaceuticals for the Company.
The initial term of the expanded Agreement is from January 1, 2015 through December 31, 2017. The Agreement will automatically renew for up to two successive one-year periods unless either party provides written notice of non-renewal at least 180 days prior to expiration.
Either party may terminate the Agreement following, among other things, (i) the other party’s failure to make a payment due thereunder within 20 days following written notice thereof, (ii) a material breach of the Agreement by the other party that remains uncured for 45 days following written notice thereof, or (iii) certain bankruptcy events of the other party. In addition, the Company may terminate the Agreement following, among other things, the consummation of certain change in control transactions involving either party.
The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which the Company intends to file as an exhibit to its Annual Report on Form 10-K for the year ending December 31, 2014. The Company intends to seek confidential treatment for certain portions of the Agreement at such time.
Item 1.02    Termination of a Material Definitive Agreement.
The information set forth under Item 1.01 of this Form 8-K is incorporated in this Item 1.02 by reference.
Item 7.01.    Regulation FD Disclosure.
On November 24, 2014, the Company and McKesson issued a joint press release announcing the entrance into the Agreement. A copy of this press release is furnished herewith as Exhibit 99.1 and incorporated in this Item 7.01 by reference.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits
Exhibit No.    Description
99.1    Joint press release issued by the Company and McKesson on November 24, 2014.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNICARE, INC. By: /s/ Alexander M. Kayne Alexander M. Kayne Senior Vice President, General Counsel and Secretary

Dated:  November 24, 2014

EXHIBIT INDEX

Exhibit No.    Description
99.1    Joint press release issued by the Company and McKesson on November 24, 2014.

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